SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): June 16, 2006



                             Typhoon Tunes Inc.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                     333-131965          20-3387991
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

                     711 S. Carson Street, Suite #4
                         Carson City, NV, 89701
               ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 775-881-3326
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

                                   (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS















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ITEM  4.01.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 16, 2006, Registrant held a Special Board of Directors' Meeting and recommended to the stockholders that the Company change accounting firms. The decision to change auditors was approved by the Board of Directors based on the reason that the current accounting firm is located too far from Registrant's business operations and Registrant found it was difficult to get information to and communicate with DeJoya Griffith & Company of Henderson, Nevada, in order to effeciently and effectively prepare and timely file its periodic reports. As a result, on June 16, 2006, Registrant engaged the services of James Stafford, Chartered Accountants, an independent chartered registered accounting firm, as its principal accountant to audit and review its financial statements. Registrant has not discussed the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements with James Stafford, Chartered Accountants and no written or oral advice was provided that was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issues in connection with the engagement of James Stafford, Chartered Accountants. Registrant's decision to change auditors was based solely on location, convenience and time factors.

DeJoya Griffith & Company's audit report on the financial statements for the fiscal year ended December 31, 2005 included in our initial Form SB-2 registration statement, and amendments thereto, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Their audit report, dated February 13, 2006 did contain a "going concern" paragraph concerning an uncertainty as to the ability of Registrant to continue as a going concern.

There have been no disagreements with DeJoya Griffith & Company on any matter of accounting principles or practices, financial statement disclosures, or auditing scopes or procedures which, if not resolved to their satisfaction, would have caused DeJoya Griffith & Company to make reference to the subject matter in connection with its reports and/or reviews of Registrants consolidated financial statements during the periods reported on by them. None of the reportable events described in Item 304(a)
(1)(iv) of Regulation S-B occurred.

ITEM  9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

Exhibit No.    Description
----------     -----------
  16.1	       Letter of former accounting firm

                          Signatures
                          ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TYPHOON TUNES, INC., Registrant

Date:  June 16, 2006             /s/ James Shepard
                                  -------------------------------------
                                  By: James Shepard, President, CEO,
                                  Secretary, Treasurer, CFO, Principal
                                  Accounting Officer and sole Director



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